UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05385

Deutsche Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2016

Annual Report
to Shareholders

Deutsche CROCI® Equity Dividend Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

17 Statement of Assets and Liabilities

19 Statement of Operations

20 Statements of Changes in Net Assets

21 Financial Highlights

27 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Information About Your Fund's Expenses

41 Tax Information

42 Advisory Agreement Board Considerations and Fee Evaluation

47 Board Members and Officers

52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Deutsche CROCI® Equity Dividend Fund returned 13.17% in the 12-month period ended November 30, 2016, outperforming the 8.06% gain of the Standard & Poor's 500® (S&P 500) Index and the 9.66% average return for the funds in its Morningstar peer group, Large Value.

Investment Process

Portfolio management selects approximately 40 stocks with the lowest positive Cash Return on Capital Invested (CROCI®) Economic Price Earnings Ratio while seeking above average dividend yield. The CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio) is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). It is a U.S.-specific strategy seeking to select approximately the 40 best value companies from the S&P 500® Index (excluding financial companies) with additional screening on high dividend yield, dividend sustainability and price volatility.

The fund is reconstituted periodically in accordance with the strategy’s rules (re-selecting approximately 40 stocks that will make up the fund).The strategy targets low valuation combined with higher dividends and excludes stocks with undesirable characteristics such as, for example, high financial leverage, low cash returns and high volatility.

The strategy may also utilize systematic turnover control buffers to minimize undesired levels of portfolio turnover. Portfolio management takes additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.

Despite a challenging start, the U.S. equity market produced strong returns during the past year. Stocks performed poorly in the first two months of the period due to lingering concerns about global growth, but favorable actions by the world’s central banks provided the spark for a rebound in mid-February. Stocks continued to rally through the spring and summer, as better-than-expected economic data fueled a steady recovery in market sentiment. While stocks paused in the weeks leading up to the election, they staged a powerful relief rally in the final three weeks of November due to investors’ favorable response to the removal of political uncertainty.

Dividend stocks performed very well in the 12-month period and exceeded the return of the broader market by a wide margin. The policies of ultra-low interest rates in Europe and Japan resulted in negative yields across most of the developed fixed-income markets, leading to sharply rising demand for higher-yielding investments.

Fund Performance

These shifts created a favorable backdrop for the fund, setting the stage for our emphasis on value and income to feed through into strong results vs. the benchmark and peers. The fund’s investments produced the widest margin of outperformance in the information technology, industrials, consumer discretionary and consumer staples sectors. The materials and energy sectors were the only areas in which our stock picks detracted in a meaningful way. Sector allocations also contributed modestly, highlighted by the positive impact of our overweight position in the outperforming industrials sector.

In technology, several portfolio holdings in the semiconductor industry delivered double-digit gains that exceeded the return of the sector as a whole. Applied Materials, Inc.,* a semiconductor equipment maker that was well positioned to benefit from the overall strength in the chip industry, was our leading contributor to performance in the group. Other key contributors included QUALCOMM, Inc.,* Xilinx, Inc. and KLA-Tencor Corp. Outside of the semiconductor space, we added value through a position in Corning, Inc.,* which was boosted by the combination of healthy earnings growth and its attractive valuation.

Our outperformance in the industrials sector stemmed from our successful investments in Parker-Hannifin Corp., a leader in motion-control technologies that benefited from both cost savings and stabilizing demand, and the diversified manufacturer Illinois Tool Works, Inc., which reported better-than-expected earnings. Positions in the aerospace/defense stocks Raytheon Co. and Lockheed Martin Corp., which were boosted by new contract wins and an uptrend in global defense spending, also added value. More broadly speaking, industrials in general outperformed in the recovery in economically sensitive stocks that has accompanied the improving growth outlook in 2016.

Coach, Inc.* was the largest contributor in the consumer discretionary sector, reflecting investor optimism about the company’s more disciplined cost controls and its improving position in the North American market. We maintained an investment in the stock through a period of poor performance in 2015, believing the company had a sophisticated marketing strategy and was attractively valued based on its CROCI® P/E ratio. This patient, value-oriented approach paid off, as Coach shares recovered in the past year and made a strong contribution to the fund’s return.

On the negative side, our modest underperformance in energy stemmed from our preference for refining stocks over the large, integrated oil companies that delivered the best returns in the period. Specifically, Phillips 66* and Valero Energy Corp. both finished in the red at a time in which the overall sector generated a double-digit gain. National Oilwell Varco, Inc., which lagged the broader energy group prior to our decision to sell the stock in January 2016, further detracted from performance. In materials, we lost some ground by being primarily invested in LyondellBasell Industries NV and the fertilizer producer The Mosaic Co.,* both of which finished well short of the metals and mining companies that dominate the sector. An overweight in Verizon Communications, Inc. vs. AT&T, Inc. also cost us some relative performance. On balance, however, we are pleased with the favorable results that our stock selection process generated in the past year.

"We believe that emphasizing individual stock picking, rather than trying to construct a portfolio on the basis of economic developments or short-term market movements, is the most effective way to add value over the long term."

Outlook and Positioning

Keeping in mind that the fund’s sector weightings are a residual effect of stock selection, we held the largest overweight positions in the industrials, utilities and consumer staples sectors as of November 30. The portfolio had a zero weighting in financials and real estate, and its largest underweights were in consumer discretionary and health care.

While our emphasis is on longer-term outperformance, we are also mindful of the need to make constant refinements to our process. To this end, we incorporated a volatility component into our approach in late 2015. This aspect of our model penalizes stocks that have experienced above-average price volatility, a shift we believe can help the fund deliver more stable results over time.

The markets offered a mixed picture at the end of period. Economic growth remained below the long-term trend, and the valuation of the broader market was somewhat extended given the shaky outlook for corporate earnings. At the same time, however, the combination of stimulative global central bank policies and low bond yields remained an important source of support for stock prices. In this uncertain environment, our strategy is to "stick to our knitting" through a continued focus on our disciplined, systematic approach to stock selection. We believe that emphasizing individual stock picking, rather than trying to construct a portfolio on the basis of economic developments or short-term market movements, is the most effective way to add value over the long term.

Ten Largest Equity Holdings at November 30, 2016 (27.0% of Net Assets)
1. Darden Restaurants, Inc. Multibrand restaurant operator	2.9%
2. Parker-Hannifin Corp. Manufacturer of fluid control components	2.8%
3. Target Corp. Operator of general merchandise and discount stores	2.7%
4. Emerson Electric Co. Manufacturer of electrical, electro-mechanical and electronic products	2.7%
5. Rockwell Automation, Inc. Provider of industrial automation power, control and information solutions	2.7%
6. LyondellBasell Industries NV Multinational chemical company	2.7%
7. Illinois Tool Works, Inc. Designs and manufactures fasteners and components, equipment and consumable systems	2.7%
8. Raytheon Co. Provider of products and services to special mission aircraft, defense and government	2.6%
9. General Electric Co. Diversified technology, media and financial services company	2.6%
10. Xilinx, Inc. Designs, develops and markets complete programmable logic solutions	2.6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Price-to-earnings ratio (P/E) ratio (or accounting P/E ratio) compares a company’s current share price to its per-share earnings. The CROCI® economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company which are adjusted systematically by the CROCI® team.

The consumer discretionary sector represents companies that produce goods and services that are not necessities in everyday life.

The consumer staples sector represents companies that produce essential items such as food, beverages and household products.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary November 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/16
Unadjusted for Sales Charge	13.17%	11.27%	2.33%
Adjusted for the Maximum Sales Charge (max 5.75% load)	6.66%	9.96%	1.73%
S&P 500® Index†	8.06%	14.45%	6.89%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/16
Unadjusted for Sales Charge	12.34%	10.43%	1.56%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	12.34%	10.43%	1.56%
S&P 500® Index†	8.06%	14.45%	6.89%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/16
No Sales Charges	12.89%	10.99%	2.04%
S&P 500® Index†	8.06%	14.45%	6.89%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 11/30/16
No Sales Charges		13.43%	2.80%
S&P 500® Index†		8.06%	4.78%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/16
No Sales Charges	13.45%	11.54%	2.54%
S&P 500® Index†	8.06%	14.45%	6.89%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/16
No Sales Charges	13.45%	11.59%	2.66%
S&P 500® Index†	8.06%	14.45%	6.89%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2016 are 1.16%, 1.92%, 1.56%, 1.18%, 0.94% and 0.89% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to April 1, 2014, the Fund had a different investment management team that operated with a different investment strategy. Performance prior to April 1, 2014 would have been different if the Fund's current strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche CROCI® Equity Dividend Fund — Class A ■ S&P 500 Index†

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on March 2, 2015.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
11/30/16	$ 48.38	$ 48.20	$ 48.26	$ 48.40	$ 48.39	$ 48.40
11/30/15	$ 43.59	$ 43.42	$ 43.48	$ 43.62	$ 43.60	$ 43.61
Distribution Information as of 11/30/16
Income Dividends, Twelve Months	$ .88	$ .54	$ .76	$ 1.00	$ .99	$ .99

Investment Portfolio as of November 30, 2016

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 8.2%
Auto Components 0.0%
Adient PLC*	7,669	410,751
Hotels, Restaurants & Leisure 5.5%
Darden Restaurants, Inc.	413,122	30,281,843
McDonald's Corp.	226,849	27,056,280
		57,338,123
Multiline Retail 2.7%
Target Corp.	373,633	28,859,413
Consumer Staples 14.0%
Beverages 4.6%
Coca-Cola Co.	605,723	24,440,923
PepsiCo, Inc.	238,766	23,900,477
		48,341,400
Food & Staples Retailing 2.4%
Wal-Mart Stores, Inc.	364,133	25,645,887
Household Products 4.8%
Kimberly-Clark Corp.	224,285	25,929,589
Procter & Gamble Co.	292,999	24,160,698
		50,090,287
Tobacco 2.2%
Philip Morris International, Inc.	265,487	23,437,192
Energy 2.5%
Oil, Gas & Consumable Fuels
Valero Energy Corp.	426,293	26,242,597
Health Care 11.6%
Biotechnology 4.5%
Amgen, Inc.	158,974	22,903,384
Gilead Sciences, Inc.	334,743	24,670,559
		47,573,943
Pharmaceuticals 7.1%
Johnson & Johnson	220,414	24,532,078
Merck & Co., Inc.	413,661	25,311,917
Pfizer, Inc.	782,358	25,144,986
		74,988,981
Industrials 26.3%
Aerospace & Defense 7.8%
Lockheed Martin Corp.	101,494	26,921,283
Raytheon Co.	185,643	27,761,054
United Technologies Corp.	252,380	27,186,374
		81,868,711
Electrical Equipment 8.0%
Eaton Corp. PLC	405,197	26,949,653
Emerson Electric Co.	507,127	28,622,248
Rockwell Automation, Inc.	214,044	28,619,823
		84,191,724
Industrial Conglomerates 5.1%
3M Co.	153,073	26,288,757
General Electric Co.	885,726	27,244,932
		53,533,689
Machinery 5.4%
Illinois Tool Works, Inc.	224,662	28,123,189
Parker-Hannifin Corp.	209,025	29,039,843
		57,163,032
Information Technology 14.8%
Communications Equipment 2.4%
Cisco Systems, Inc.	832,473	24,824,345
IT Services 2.6%
International Business Machines Corp.	166,103	26,945,229
Semiconductors & Semiconductor Equipment 7.5%
Intel Corp.	723,951	25,121,099
KLA-Tencor Corp.	338,625	27,035,820
Xilinx, Inc.	503,958	27,203,653
		79,360,572
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	220,921	24,416,189
Materials 2.7%
Chemicals
LyondellBasell Industries NV "A"	316,283	28,566,681
Telecommunication Services 5.0%
Diversified Telecommunication Services
AT&T, Inc.	694,087	26,812,581
Verizon Communications, Inc.	527,664	26,330,434
		53,143,015
Utilities 14.1%
Electric Utilities 2.2%
NextEra Energy, Inc.	203,500	23,245,805
Multi-Utilities 11.9%
Consolidated Edison, Inc.	346,287	24,160,444
Dominion Resources, Inc.	347,471	25,466,149
DTE Energy Co.	271,240	25,249,732
Public Service Enterprise Group, Inc.	618,930	25,567,998
Sempra Energy	245,006	24,451,599
		124,895,922
Total Common Stocks (Cost $963,796,369)		1,045,083,488

Cash Equivalents 0.6%
Deutsche Central Cash Management Government Fund, 0.38% (a) (Cost $6,765,129)	6,765,129	6,765,129

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $970,561,498)†	99.8	1,051,848,617
Other Assets and Liabilities, Net	0.2	1,857,613
Net Assets	100.0	1,053,706,230

* Non-income producing security.

† The cost for federal income tax purposes was $970,665,390. At November 30, 2016, net unrealized appreciation for all securities based on tax cost was $81,183,227. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,134,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,950,962.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$ 1,045,083,488	$ —	$ —	$ 1,045,083,488
Short-Term Investments	6,765,129	—	—	6,765,129
Total	$ 1,051,848,617	$ —	$ —	$ 1,051,848,617

There have been no transfers between fair value measurement levels during the year ended November 30, 2016.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of November 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $963,796,369)	$ 1,045,083,488
Investment in Deutsche Central Cash Management Government Fund (cost $6,765,129)	6,765,129
Total investments in securities, at value (cost $970,561,498)	1,051,848,617
Cash	9,960
Foreign currency, at value (cost $62)	51
Receivable for Fund shares sold	539,842
Dividends receivable	4,240,196
Interest receivable	1,904
Other assets	52,132
Total assets	1,056,692,702
Liabilities
Payable for Fund shares redeemed	1,163,551
Accrued management fee	508,607
Accrued Directors' fees	6,656
Other accrued expenses and payables	1,307,658
Total liabilities	2,986,472
Net assets, at value	$ 1,053,706,230
Net Assets Consist of
Undistributed net investment income	14,169,412
Net unrealized appreciation (depreciation) on: Investments	81,287,119
Foreign currency	(11)
Accumulated net realized gain (loss)	(811,907,566)
Paid-in capital	1,770,157,276
Net assets, at value	$ 1,053,706,230

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($846,532,195 ÷ 17,499,337 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 48.38
Maximum offering price per share (100 ÷ 94.25 of $48.38)	$ 51.33

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($131,620,423 ÷ 2,730,888 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 48.20
Class R Net Asset Value, offering and redemption price per share ($2,591,892 ÷ 53,709 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 48.26
Class R6 Net Asset Value, offering and redemption price per share ($152,284 ÷ 3,146.2 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 48.40
Class S Net Asset Value, offering and redemption price per share ($42,834,586 ÷ 885,104 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 48.39
Institutional Class Net Asset Value, offering and redemption price per share ($29,974,850 ÷ 619,284 shares of capital stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 48.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended November 30, 2016
Investment Income
Income: Dividends	$ 31,045,489
Income distributions — Deutsche Central Cash Management Government Fund	23,603
Securities lending income, net of borrower rebates	280,218
Other income	41,335
Total income	31,390,645
Expenses: Management fee	7,394,564
Services to shareholders	1,620,342
Distribution and service fees	3,303,969
Custodian fee	10,764
Professional fees	105,424
Reports to shareholders	114,839
Registration fees	90,098
Directors' fees and expenses	34,071
Other	48,556
Total expenses before expense reductions	12,722,627
Expense reductions	(971,843)
Total expenses after expense reductions	11,750,784
Net investment income (loss)	19,639,861
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(14,181,462)
Change in net unrealized appreciation (depreciation) on investments	119,275,102
Net gain (loss)	105,093,640
Net increase (decrease) in net assets resulting from operations	$ 124,733,501

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended November 30,
	2016	2015
Operations: Net investment income (loss)	$ 19,639,861	$ 18,840,035
Net realized gain (loss)	(14,181,462)	44,121,444
Change in net unrealized appreciation (depreciation)	119,275,102	(119,313,376)
Net increase (decrease) in net assets resulting from operations	124,733,501	(56,351,897)
Distributions to shareholders from: Net investment income: Class A	(16,099,512)	(19,854,009)
Class B	(1,720)*	(34,689)
Class C	(1,565,426)	(2,059,209)
Class R	(42,475)	(70,148)
Class R6	(232)	(176)**
Class S	(727,401)	(1,048,586)
Institutional Class	(588,286)	(463,243)
Total distributions	(19,025,052)	(23,530,060)
Fund share transactions: Proceeds from shares sold	100,738,862	61,471,505
Reinvestment of distributions	17,897,555	22,110,418
Payments for shares redeemed	(189,757,023)	(223,719,489)
Net increase (decrease) in net assets from Fund share transactions	(71,120,606)	(140,137,566)
Increase (decrease) in net assets	34,587,843	(220,019,523)
Net assets at beginning of period	1,019,118,387	1,239,137,910
Net assets at end of period (including undistributed net investment income of $14,169,412 and $13,554,603, respectively)	$ 1,053,706,230	$ 1,019,118,387

* For the period from December 1, 2015 to February 10, 2016 (see Note A).

** For the period from March 2, 2015 (commencement of operations of Class R6) to November 30, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 43.59	$ 46.79	$ 42.20	$ 34.83	$ 31.54
Income (loss) from investment operations: Net investment income[a]	.91	.79	.90	.75	.89
Net realized and unrealized gain (loss)	4.76	(3.02)	4.50	7.59	3.09
Total from investment operations	5.67	(2.23)	5.40	8.34	3.98
Less distributions from: Net investment income	(.88)	(.97)	(.81)	(.97)	(.69)
Net asset value, end of period	$ 48.38	$ 43.59	$ 46.79	$ 42.20	$ 34.83
Total Return (%)[b]	13.17[c]	(4.79)[c]	12.94[c]	24.36[c]	12.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	847	829	1,007	1,013	958
Ratio of expenses before expense reductions (%)	1.17	1.16	1.17	1.18	1.20
Ratio of expenses after expense reductions (%)	1.07	1.11	1.09	1.17	1.20
Ratio of net investment income (%)	2.01	1.74	2.03	1.96	2.62
Portfolio turnover rate (%)	55	64	132	75	58
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 43.42	$ 46.61	$ 42.03	$ 34.70	$ 31.42
Income (loss) from investment operations: Net investment income[a]	.57	.45	.56	.46	.63
Net realized and unrealized gain (loss)	4.75	(3.01)	4.49	7.56	3.08
Total from investment operations	5.32	(2.56)	5.05	8.02	3.71
Less distributions from: Net investment income	(.54)	(.63)	(.47)	(.69)	(.43)
Net asset value, end of period	$ 48.20	$ 43.42	$ 46.61	$ 42.03	$ 34.70
Total Return (%)[b]	12.34[c]	(5.51)[c]	12.10[c]	23.39[c]	11.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	132	158	158	151
Ratio of expenses before expense reductions (%)	1.93	1.92	1.93	1.96	1.95
Ratio of expenses after expense reductions (%)	1.82	1.86	1.84	1.94	1.95
Ratio of net investment income (%)	1.26	.99	1.29	1.19	1.86
Portfolio turnover rate (%)	55	64	132	75	58
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class R	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 43.48	$ 46.67	$ 42.09	$ 34.73	$ 31.45
Income (loss) from investment operations: Net investment income[a]	.79	.67	.73	.66	.79
Net realized and unrealized gain (loss)	4.75	(3.00)	4.55	7.57	3.08
Total from investment operations	5.54	(2.33)	5.28	8.23	3.87
Less distributions from: Net investment income	(.76)	(.86)	(.70)	(.87)	(.59)
Net asset value, end of period	$ 48.26	$ 43.48	$ 46.67	$ 42.09	$ 34.73
Total Return (%)[b]	12.89	(5.03)	12.67	24.06	12.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	5	5
Ratio of expenses before expense reductions (%)	1.52	1.56	1.54	1.53	1.53
Ratio of expenses after expense reductions (%)	1.32	1.36	1.34	1.42	1.49
Ratio of net investment income (%)	1.77	1.49	1.66	1.71	2.32
Portfolio turnover rate (%)	55	64	132	75	58
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class R6	Year Ended 11/30/16	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 43.62	$ 48.04
Income (loss) from investment operations: Net investment income[b]	1.46	.73
Net realized and unrealized gain (loss)	4.32	(4.31)
Total from investment operations	5.78	(3.58)
Less distributions from: Net investment income	(1.00)	(.84)
Net asset value, end of period	$ 48.40	$ 43.62
Total Return (%)[c]	13.43	(7.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	152	9
Ratio of expenses before expense reductions (%)	.84	1.18*
Ratio of expenses after expense reductions (%)	.80	.85*
Ratio of net investment income (%)	3.12	2.14*
Portfolio turnover rate (%)	55	64[d]

[a] For the period from March 2, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended November 30, 2015.

* Annualized

** Not annualized

Class S	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 43.60	$ 46.80	$ 42.21	$ 34.84	$ 31.54
Income (loss) from investment operations: Net investment income[a]	1.04	.88	1.12	.84	.97
Net realized and unrealized gain (loss)	4.74	(3.00)	4.38	7.59	3.10
Total from investment operations	5.78	(2.12)	5.50	8.43	4.07
Less distributions from: Net investment income	(.99)	(1.08)	(.91)	(1.06)	(.77)
Net asset value, end of period	$ 48.39	$ 43.60	$ 46.80	$ 42.21	$ 34.84
Total Return (%)	13.45[b]	(4.55)[b]	13.21[b]	24.65[b]	13.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	28	44	27	25
Ratio of expenses before expense reductions (%)	.95	.94	.92	.95	.96
Ratio of expenses after expense reductions (%)	.82	.86	.84	.94	.96
Ratio of net investment income (%)	2.28	1.95	2.55	2.19	2.84
Portfolio turnover rate (%)	55	64	132	75	58
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 43.61	$ 46.81	$ 42.25	$ 34.89	$ 31.60
Income (loss) from investment operations: Net investment income[a]	1.03	.94	1.06	.88	1.00
Net realized and unrealized gain (loss)	4.75	(3.06)	4.45	7.59	3.11
Total from investment operations	5.78	(2.12)	5.51	8.47	4.11
Less distributions from: Net investment income	(.99)	(1.08)	(.95)	(1.11)	(.82)
Net asset value, end of period	$ 48.40	$ 43.61	$ 46.81	$ 42.25	$ 34.89
Total Return (%)	13.45[b]	(4.55)[b]	13.20[b]	24.76[b]	13.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	25	22	17	36
Ratio of expenses before expense reductions (%)	.91	.89	.89	.86	.83
Ratio of expenses after expense reductions (%)	.82	.86	.84	.86	.83
Ratio of net investment income (%)	2.28	2.07	2.41	2.30	2.94
Portfolio turnover rate (%)	55	64	132	75	58
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® Equity Dividend Fund (the "Fund") is a diversified series of Deutsche Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended November 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of November 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of November 30, 2016, the Fund had no securities on loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2016, the Fund had net tax basis capital loss carryforwards of approximately $811,803,000, including $796,940,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2017, the expiration date, whichever occurs first; and approximately $14,863,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,011,000) and long-term losses ($11,852,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 14,169,412
Capital loss carryforwards	$ (811,803,000)
Net unrealized appreciation (depreciation) on investments	$ 81,183,227

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2016	2015
Distributions from ordinary income*	$ 19,025,052	$ 23,530,060

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $562,868,311 and $634,424,373, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.75%
Next $750 million of such net assets	.72%
Next $1.5 billion of such net assets	.70%
Next $2.5 billion of such net assets	.68%
Next $2.5 billion of such net assets	.65%
Next $2.5 billion of such net assets	.64%
Next $2.5 billion of such net assets	.63%
Over $12.5 billion of such net assets	.62%

Accordingly, for the year ended November 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.73% of the Fund's average daily net assets.

Effective December 1, 2016, pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.63%
Next $750 million of such net assets	.60%
Next $1.5 billion of such net assets	.58%
Next $2.5 billion of such net assets	.56%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Next $2.5 billion of such net assets	.51%
Over $12.5 billion of such net assets	.50%

For the period from December 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.08%
Class B	1.83%
Class C	1.83%
Class R	1.33%
Class R6	.83%
Class S	.83%
Institutional Class	.83%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.04%
Class C	1.79%
Class R	1.29%
Class R6	.79%
Class S	.79%
Institutional Class	.79%

For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 755,812
Class B	2,542
Class C	140,484
Class R	4,815
Class R6	10
Class S	44,523
Institutional Class	23,657
$ 971,843

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2016
Class A	$ 445,680	$ 112,007
Class B	2,332	—
Class C	33,652	8,629
Class R	956	149
Class R6	17	8
Class S	10,961	2,732
Institutional Class	1,885	468
	$ 495,483	$ 123,993

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. The Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement during the period.

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2016
Class B	$ 677	$ —
Class C	977,745	79,849
Class R	5,966	526
	$ 984,388	$ 80,375

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2016	Annual Rate
Class A	$ 1,988,222	$ 515,567.24%
Class B	213	—	.24%
Class C	325,189	81,962.25%
Class R	5,957	1,570.25%
	$ 2,319,581	$ 599,099

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2016 aggregated $27,466.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $22 and $3,032, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2016, DDI received $21,076 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,587, of which $8,202 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended November 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $24,266.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2016		Year Ended November 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,205,286	$ 55,159,910	661,782	$ 30,223,842
Class B	2*	44*	323	15,833
Class C	184,930	8,330,462	168,635	7,734,047
Class R	13,496	628,955	9,055	406,579
Class R6	2,929.1	137,338	208.11**	10,000**
Class S	545,435	25,221,401	235,085	10,806,370
Institutional Class	245,653	11,260,752	273,659	12,274,834
		$ 100,738,862		$ 61,471,505
Shares issued to shareholders in reinvestment of distributions
Class A	339,796	$ 15,310,332	424,880	$ 18,927,210
Class B	40*	1,680*	744	33,340
Class C	30,638	1,375,030	40,639	1,807,619
Class R	950	42,475	1,580	70,148
Class R6	5.1	232	4**	176**
Class S	15,655	711,189	22,696	1,011,458
Institutional Class	10,104	456,617	5,851	260,467
		$ 17,897,555		$ 22,110,418
Shares redeemed
Class A	(3,071,226)	$ (138,891,837)	(3,576,889)	$ (161,758,261)
Class B	(17,077)*	(693,297)*	(87,833)	(3,991,450)
Class C	(535,808)	(24,033,643)	(557,362)	(25,110,119)
Class R	(38,881)	(1,672,591)	(18,205)	(827,889)
Class S	(319,853)	(14,649,025)	(545,790)	(24,536,673)
Institutional Class	(213,276)	(9,816,630)	(164,892)	(7,495,097)
		$ (189,757,023)		$ (223,719,489)
Net increase (decrease)
Class A	(1,526,144)	$ (68,421,595)	(2,490,227)	$ (112,607,209)
Class B	(17,035)*	(691,573)*	(86,766)	(3,942,277)
Class C	(320,240)	(14,328,151)	(348,088)	(15,568,453)
Class R	(24,435)	(1,001,161)	(7,570)	(351,162)
Class R6	2,934.2	137,570	212.11**	10,176**
Class S	241,237	11,283,565	(288,009)	(12,718,845)
Institutional Class	42,481	1,900,739	114,618	5,040,204
		$ (71,120,606)		$ (140,137,566)

* For the period from December 1, 2015 to February 10, 2016 (see Note A).

** For the period from March 2, 2015 (commencement of operations of Class R6) to November 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Value Series, Inc. and Shareholders of Deutsche CROCI® Equity Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche CROCI® Equity Dividend Fund (one of the funds constituting Deutsche Value Series, Inc.) (the Fund) as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche CROCI® Equity Dividend Fund (one of the funds constituting Deutsche Value Series, Inc.) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2016 to November 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/16	$ 1,067.60	$ 1,063.60	$ 1,066.40	$ 1,068.90	$ 1,068.90	$ 1,068.90
Expenses Paid per $1,000*	$ 5.53	$ 9.39	$ 6.82	$ 4.14	$ 4.24	$ 4.24
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/16	$ 1,019.65	$ 1,015.90	$ 1,018.40	$ 1,021.00	$ 1,020.90	$ 1,020.90
Expenses Paid per $1,000*	$ 5.40	$ 9.17	$ 6.66	$ 4.04	$ 4.14	$ 4.14

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche CROCI® Equity Dividend Fund	1.07%	1.82%	1.32%	.80%	.82%	.82%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $35,651,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche CROCI® Equity Dividend Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	100	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	100	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	100	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	100	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	100	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	100	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	100	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	100	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	100	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	100	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	100	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Jack Clark[8] (1967) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and it predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KDHAX	KDHCX	KDHSX	KDHIX
CUSIP Number	25159G 811	25159G 746	25159G 761	25159G 779
Fund Number	087	387	2387	539

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	KDHRX	KDHTX
CUSIP Number	25159G 753	25159G 696
Fund Number	1506	1602

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche CROCI EQuity dividend fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$75,460	$0	$7,500	$0
2015	$75,460	$0	$7,500	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$449,529	$0
2015	$0	$563,986	$2,350,151

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$7,500	$449,529	$595,469	$1,052,498
2015	$7,500	$2,914,137	$880,336	$3,801,973

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Equity Dividend Fund, a series of Deutsche Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/27/2017